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                       STATEMENT OF ADDITIONAL INFORMATION
                       THE CHARLES SCHWAB FAMILY OF FUNDS
                 101 Montgomery Street, San Francisco, CA 94104

                              SWEEP INVESTMENTS (TM)
                 SCHWAB MUNICIPAL MONEY FUND-SWEEP SHARES (TM)
            SCHWAB CALIFORNIA MUNICIPAL MONEY FUND-SWEEP SHARES (TM)
             SCHWAB NEW YORK MUNICIPAL MONEY FUND-SWEEP SHARES (TM)

                         VALUE ADVANTAGE INVESTMENTS(R)
            SCHWAB MUNICIPAL MONEY FUND-VALUE ADVANTAGE SHARES (TM)
      SCHWAB CALIFORNIA MUNICIPAL MONEY FUND- VALUE ADVANTAGE SHARES (TM)
       SCHWAB NEW YORK MUNICIPAL MONEY FUND- VALUE ADVANTAGE SHARES (TM)
             SCHWAB VALUE ADVANTAGE MONEY FUND(R)-INVESTOR SHARES

                                 APRIL 30, 1998,
                           AS AMENDED DECEMBER 2, 1998

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus dated April 30, 1998 (as may be amended from time to time), for Schwab Municipal Money Fund-Sweep Shares, Schwab California Municipal Money Fund-Sweep Shares and Schwab New York Municipal Money Fund-Sweep Shares or the Prospectus, dated April 30, 1998 (as may be amended from time to time), for Schwab Municipal Money Fund-Value Advantage Shares, Schwab California Municipal Money Fund-Value Advantage Shares, Schwab New York Municipal Money Fund-Value Advantage Shares ( each a "Fund" and together the "Municipal Funds") and Schwab Value Advantage Money Fund-Investor Shares (a "Fund' and altogether the "Funds").

To obtain a copy of the Prospectuses, call 1-800-435-4000 (1-800-345-2550 for TDD Users), or write to the Funds at 101 Montgomery Street, San Francisco, California 94104.

                                TABLE OF CONTENTS
                                                                      PAGE
INVESTMENT SECURITIES AND RESTRICTIONS................................  2
MANAGEMENT OF THE TRUST............................................... 15
PORTFOLIO TRANSACTIONS AND TURNOVER................................... 20
DISTRIBUTIONS AND TAXES............................................... 21
SHARE PRICE CALCULATION............................................... 23
HOW THE FUNDS REPORT PERFORMANCE...................................... 24
GENERAL INFORMATION................................................... 25
PURCHASE AND REDEMPTION OF SHARES..................................... 27
OTHER INFORMATION..................................................... 27
APPENDIX - RATINGS OF INVESTMENT SECURITIES........................... 28


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                     INVESTMENT SECURITIES AND RESTRICTIONS

The following investment securities, risks and restrictions limitations supplement those set forth in the Funds' prospectuses and may be changed without shareholder approval unless otherwise noted. Also, policies and restrictions that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a Fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and restrictions. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7, unless otherwise noted. Not all securities discussed below are eligible investments for each Fund. A Fund will invest in securities that are intended to help achieve its investment objective.

MUNICIPAL SECURITIES. Municipal securities are securities issued by a state, its political subdivisions, agencies, authorities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the Funds attributable to interest on such bonds may not be tax exempt. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investment in these Funds.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Municipal Funds may purchase other municipal securities similar


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to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Municipal Funds also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

The Investment Manager relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its tax status, to be purchased by a Fund.

CALIFORNIA MUNICIPAL SECURITIES. In addition to general economic pressures that affect the State of California's (the "State") ability to raise revenues to meet its financial obligations, certain State constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives also could result in the adverse effects described below. The following information is only a brief summary is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State that have come to the attention of the Trust and were available before the date of this SAI. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.

As used in this section, "California Municipal Securities" includes issues that are secured by a direct payment obligation of the State and obligations of issuers that rely in whole or in part on State revenues for payment of their obligations. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be distributed in the future to them is unclear.

Overview. After suffering through a severe recession, California's economy has been on a steady recovery since the beginning of 1994. The rate of economic growth in California in 1996 in terms of job gains, exceeded that of the rest of the United States in terms of job growth. The State added nearly 350,000 jobs during 1996, surpassing its pre-recession employment peak of 12.7 million jobs. Another 380,000 jobs are expected to be created in 1997. The unemployment rate, while still higher than the national average, fell to the low 6 % range in mid-1997, compared to more than 10 % during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew, with particularly large gains in the Silicon Valley region of Northern California. The unsettled financial situation occurring in certain Asian economies may adversely affect the State's export related industries.

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The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s through 1993, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak on June 30, 1993. One consequence of the large budget imbalances significantly reduced the State's available cash resources and force the State to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition has improved in the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better-than-expected revenues, a slowdown in growth of social welfare programs and continued spending restraint. No deficit borrowing has occurred at the end of the last two fiscal years and the State's cash flow borrowing was limited to $3 billion in 1996-1997.

As a result of the deterioration in the State's budget and cash situation, the State's credit ratings were reduced. All three major nationally recognized statistical rating organizations lowered the State's general obligation bond rating from the highest ranking of "AAA." The State's general obligation bonds are now rated "A+" by Standard and Poor's Corporation ("S&P"), "A1" by Moody's Investors Service, Inc. ("Moody's") and "AA-" by Fitch Investors Service, Inc. ("Fitch").

State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including, but not limited to, debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

Mortgages and Deeds of Trust. Some issues may be secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust, which may result in delays in the flow of revenues to an issuer.

Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that require voter approval.

Seismic Risk. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

1995-1996 FISCAL YEAR
Revenues. The 1995-1996 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5% increase from 1994-1995. The 1995-1996 Budget Act projected that the General Fund would end the 1995-1996 fiscal year with a slight surplus of $28 million at June 30, 1996, and that all of the accumulated budget deficits will have been repaid. In May 1996, the State Department of Finance updated the 1995-1996 projections, and estimated that there would be revenues and transfers of about $46.1 billion but, due to increased expenditures, there would instead be a deficit of about $70 million in the budget reserve at June 30, 1996. Principal features of the 1995-1996 Budget Act included an increase in Proposition 98 funding for K-14 schools of about $1.2 billion, reductions in health and welfare costs of about $900 million (about $500 million of which depends upon federal legislative approval), and receipt of an additional $494 million in federal aid for costs of illegal immigrants (above commitments already made by the federal government; only $31 million of this was received in 1995-1996). Special Fund revenues were estimated at $12.7 billion.

Expenditures. The 1995-1996 Budget Act projected General Fund expenditures of $43.4 billion, a 4% increase from 1994-1995. Special Fund expenditures of $13 billion have been appropriated. The May 1996 State Department of Finance revisions projected that expenditures for 1995-1996 would increase to about $45.4 billion.

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1996-97 FISCAL YEAR
The Governor's proposed budget for 1996-1997 projected General Fund revenues and transfers of about $45.6 billion and proposed total General Fund appropriations of about $45.2 billion. The Governor's proposed budget renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% cut in personal and corporate tax rates, phased in over a three-year period. In May 1996, the State Department of Finance updated revenue estimates to $47.1 billion for 1996-1997, assuming enactment of the Governor's proposed tax cut, and expenditure estimates to $46.5 billion.

Revenues. The 1996-1997 Budget Act, enacted on July 15, 1996, rejected the Governor's proposed 15% tax cut (but did include a 5% cut in bank and corporation taxes). Consequently, revenues for 1996-1997 were increased to an estimated $47.6 billion. Special fund revenues are estimated to be $13.3 billion. The 1996-1997 Budget Act appropriated a budget reserve of $305 million at June 30, 1997. This budget reserve assumed savings of about $660 million in the State's health and welfare costs based on changes to federal law, including welfare reform. The federal welfare reform legislation passed in August 1996 is projected to provide only about $360 million of the assumed $660 million in savings, however, subject to further adjustment based on how the State implements changes to its welfare system. Other principal features of the 1996-1997 Budget Act include an increase in Proposition 98 funding for K-14 schools of about $1.6 billion, and about $700 million in new federal aid for costs of illegal immigrants (with about $540 million to be received during 1996-1997).

Expenditures. The 1996-1997 Budget Act included General Fund appropriations of about $47.2 billion, a 4% increase over the final estimated 1995-1996 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

1997-98 FISCAL YEAR
Revenues. The 1997-1998 Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 % increase over the final 1996-1997 levels) and Special Fund revenues of $14.0 billion. Following enactment of the Budget Act, the State implemented its annual cash flow borrowing program, issuing $3 billion of notes, which mature on June 30, 1998.

Expenditures. The 1997-1998 Budget includes General Fund expenditures of $52.8 billion (an 8.0 % increase from the 1996-1997 levels). Special Fund expenditures of $14.4 billion, and $2.1 billion of expenditures from various Bond Funds. On a budgetary basis, the budget reserve is projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. The 1997-98 Budget Act increases funding for K-14 education, reflects a $1.235 billion pension case judgment payment, increases funding for the University of California and California State University and continues most other State programs at 1996-1997 levels. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. After enactment of the Budget Act, and prior to the end of the Legislative Session, the Legislature and the Governor reached certain agreements related to State expenditures and taxes. Legislation signed by the Governor includes a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trails courts, with the state to assume greater responsibility.

The Governor's proposed budget for fiscal year 1998-1999 proposes total state spending of $70.6 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.7% from the current year's budget. This total includes $55.4 billion in General Fund spending (a 4.5% increase from the current year) and $15.2 billion in special funds spending (a 5.3% increase). The Governor's proposed budget anticipates a $296 million reserve for economic uncertainties. The new budget reflects agreements reached in the prior year in the areas of welfare reform, education, state tax relief, and the financial restructuring of


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the State's trial court system. The budget contains no tax changes and relatively few major programmatic changes.

The foregoing discussion of the 1995-1996, 1996-1997 and 1997-1998 Budgets is based upon the Budget Acts for these years, and should not be construed as a statement of fact. The assumptions used to construct a budget, which include estimates and projections of revenues and expenditures, may be affected by numerous factors, including future economic conditions in the State and the Nation. There can be no assurances that any estimates will be achieved.

ISSUES AFFECTING LOCAL GOVERNMENTS AND SPECIAL DISTRICTS IN CALIFORNIA. Proposition 13. Certain California Municipal Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes as a source of revenue. In 1978, California voters approved Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase property tax and other tax revenues.

With certain exceptions, the maximum ad valorem tax on real property is limited to 1% of the full cash value to be collected by the counties and apportioned according to law. One exception is for debt service on bonded indebtedness if such is approved by two-thirds of the votes cast by voters voting on the proposition. The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by substantial damage, destruction or other factors, or adjusted when there is a "change in ownership" or "new construction."

Proposition 62. This initiative, approved by voters in 1986, placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives require that the State establish a prudent state reserve fund for public education.

Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase or impose general taxes, special assessments, and many fees by requiring voter approval of such items. General taxes and many assessments and fees that were passed without public approval after 1994 and before November 6, 1996, must now be approved by voters by either July 1, 1997, or November 6, 1998, to continue in effect.

Appropriations Limit. Local governmental entities also are subject to annual appropriations limits. If a local government's revenues in any year exceed the amount permitted to be spent, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

Conclusion. The effect of these constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds are generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. Concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

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NEW YORK MUNICIPAL SECURITIES. The State of New York ("NY State") has
experienced fiscal problems for several years as a result of negligible growth, increased human service needs and the lingering recession that hit the State harder than others. Although the State enjoyed good growth throughout the early to mid-1980's, unemployment continues to be a problem. The State's economy is highly developed and diverse, with a large emphasis in service, trade, financial services and real estate; however, extensive job losses in each of these areas has placed a burden on the State to maintain employment, company development and a stable tax base.

The State has a large accumulated deficit, as reflected in its financial results. The overall wealth of the State's population, as reflected by its per capita income, offers a positive credit enhancement, and is among the highest in the nation. The debt per capita, however, also is among the highest and, as a result, poses a large burden on State residents.

The importance of New York City to the State's economy is also an important consideration, since it represents a significant portion of the overall economy of the State. The City has struggled to maintain fiscal stability, and any major changes to the financial condition of the City would ultimately have an effect on the State. The overall financial condition of the State can be illustrated by the changes of its debt rating during the last several years of financial difficulties: Moody's downgraded the State's general obligation long-term debt from A1 to A in 1990 and further refined the rating to A2 on February 2, 1997, and S&P downgraded it from A to A- in early 1992. The State also carries a rating of A+ from Fitch. The short-term rating assigned by S&P of A1 is within that NRSRO's two highest rating categories. Moody's rating on New York City general obligation bonds is Baa1, while S&P rates them BBB+.

Schwab New York Municipal Money Fund's concentration in securities issued by the State of New York and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the State of New York or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the State; and the underlying fiscal condition of the State and its municipalities.

MUNICIPAL LEASES. Municipal leases are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

DELAYED-DELIVERY TRANSACTIONS. Each Fund may buy or sell securities on a delayed-delivery or when-issued bases. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the Fund until the security is delivered. If the Fund remains substantially fully invested at a time when delayed-delivery securities are outstanding, the Fund will set aside appropriate liquid assets in a notationally segregated custodial account to cover its purchase obligations.

When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or loses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could suffer losses.

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ILLIQUID SECURITIES. Investments that cannot be sold or disposed of in the normal course of business within seven days at their approximate value will be considered illiquid. The Investment Manager determines the liquidity of a Fund's investments under the supervision and direction of the Board of Trustees. Investments currently considered illiquid include repurchase agreements not maturing within seven days, some restricted securities and municipal lease obligations.

VARIABLE AND FLOATING RATE SECURITIES. Some variable rate securities have a demand feature that entitles the holder to resell the securities at a specified price and/or times. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by a Fund. In addition, the Fund may exercise only its demand rights at certain times. The Fund could suffer losses in the event that the issuer defaults on its obligation. Synthetic variable or floating rate securities include tender option bond receipts.

Tender option bond trust receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt may also participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured to as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Fund's investment limitations.

TAXABLE SECURITIES. Under normal conditions, the Municipal Funds do not intend to invest in securities in which interest is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the Municipal Funds may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes.

U.S. GOVERNMENT SECURITIES. U.S. government securities are securities issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States.
Some U.S. government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. Of course, U.S. government securities are among the safest securities, but they are still sensitive to interest rate changes that will cause their yields to fluctuate.

ASSET-BACKED SECURITIES. Asset-backed securities are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee. Asset-backed securities are subject to credit and prepayment risks. Currently, there are no tax-exempt asset-backed securities in the Funds.

Repayment of these securities is intended to be obtained from an identified pool of assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Based on the primary characteristics of the various types of asset-backed securities, for purposes of each Fund's concentration policy, each of the Funds has selected the following asset-backed securities industries: credit card receivables, automobile receivables, trade receivables and diversified financial assets, and each Fund will limit its investments in each such industry to not more than 25% of its total assets.

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REPURCHASE AGREEMENTS. Repurchase agreements involve a Fund buying securities
(usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be collateralized by First Tier Securities. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund sells portfolio securities to another party and simultaneously agrees to buy them back at an agreed-upon price and time. These agreements may increase the possibility of the Fund's NAV to fluctuate and may be viewed as a form of leveraging.

LENDING. Loans of portfolio securities made by a Fund will be fully collateralized with U.S. government securities, letters of credit, cash and cash-equivalents, and will be marked to market daily.

CERTIFICATES OF DEPOSIT AND BANKER'S ACCEPTANCES. Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A Fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

PROMISSORY NOTES. Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

COMMERCIAL PAPER. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

FOREIGN SECURITIES. Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Before investing in Eurodollar certificates of deposit, a Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the upcoming conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). Exchange rates between the U.S. dollar and the local currencies involved in the conversion may become more volatile as the conversion date of January 1, 1999 approaches. There also may be increased volatility in the exchange rates for currencies of other European countries. After January 3, 1999, the euro will be the official currency of the EMU, the rate of exchange will have been set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories will price, trade and settle in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift away from European countries, thereby making the European market less liquid. While each Fund's investments are U.S. dollar denominated, these factors could affect the value of a Fund's investments and/or increase its expenses. While the Investment Manager is taking steps to minimize the impact of the conversion on the Funds, it is not possible to know precisely what impact the conversion will have on the Funds, if any, nor is it possible to eliminate the risks completely.

RESTRICTED SECURITIES. Commercial paper and other securities are issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and resold to qualified institutional buyers under Securities Act Rule 144A ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper.
Section 4(2) paper generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment and not for public distribution. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors, such as the Funds, through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper sold and offered under Rule 144A will continue to develop, Charles Schwab Investment Management, Inc. (the "Investment Manager"), pursuant to guidelines approved by the Board of Trustees, will carefully monitor a Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.

CONCENTRATION. Based on the primary characteristics of non-U.S. (foreign) banks, the Funds have identified each foreign country as a separate bank industry for purposes of a Fund's concentration policy. A Fund will limit its investments in securities issued by foreign banks in each country to no more than 25% of total assets.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased by the Municipal Funds. These investments will cause a fund to bear duplicative fees for certain services. The Municipal Funds intend to purchase securities of other investment companies in compliance with the requirements of section 12(d)(1)(F) of the 1940 Act or any applicable exemptive relief received from the SEC. Under that section, a Fund is prohibited from purchasing the securities of other investment companies if, as a result, the Fund together with its affiliates would own more than 3% of the total outstanding securities of those investment companies. In addition, a Fund will vote proxies in accordance with the instructions received or vote proxies in the same proportion as the vote of all other shareholders of the Investment Company. If exemptive relief is received from the SEC, a Fund may purchase more than 3% of certain securities of other investment companies and will only hold such securities in conformity with any applicable order from the SEC.

QUALITY AND MATURITY. Each Fund will only purchase securities that present minimal credit risks and are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). 1 An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less (a) that is rated by the requisite nationally recognized statistical rating organizations ("NRSROs") designated by the Securities and Exchange Commission (the "SEC"), (currently Moody's, S&P, Duff and Phelps Credit Rating Co., Fitch, Thomson Bankwatch, and, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc.) in one of the two highest rating categories for short-term debt obligations (two


----------
1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" for an exception to this investment restriction.

NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less and (a) whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security; or (b) that has long-term ratings from the requisite NRSROs that are in one of the two highest categories; or

(3) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risks.

A First Tier Security is any Eligible Security that carries (or other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), that has been determined by the Investment Manager pursuant to guidelines adopted by the Board of Trustees to be of comparable quality to such a security, that is a money market mutual fund security or that is a U.S. government security. A Second Tier Security is any other Eligible Security.

Each Fund's total holdings of Second Tier Securities will not exceed 5% of its assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1 million.

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS MAY BE CHANGED ONLY BY APPROVAL OF A MAJORITY OF A FUND'S SHAREHOLDERS. ALL OTHER INVESTMENT POLICIES AND RESTRICTIONS CONTAINED IN THE SAI MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL OR PRIOR NOTICE.

EACH MUNICIPAL FUND MAY:

(1) not purchase securities or make investments other than in accordance with investment objectives and policies.

(2) not purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction) or in any one state (although the limitation as to investments in a state or its political subdivision shall not apply to Schwab California Municipal Money Fund or Schwab New York Municipal Money
      Fund), nor may it enter into a repurchase agreement if more than 10% of its net assets would be subject to repurchase agreements maturing in more than 7-days).

(3) not purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(4) not invest in commodities or commodity futures contracts or in real estate, except that each Fund may invest in Municipal Securities secured by real estate or interests therein.

(5) not invest for the purpose of exercising control or management of another issuer.

(6) not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

(7) not underwrite securities issued by others, except to the extent as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(8) lend or borrow money, to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(9) pledge, mortgage or hypothecate any of its assets, to the extent as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(10) issue senior securities, to the extent as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(11) purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company (in the case of Schwab Municipal Money Fund) or non-diversified company (in the case of Schwab California Municipal Money Fund and Schwab New York Municipal Money
      Fund) under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

SCHWAB VALUE ADVANTAGE MONEY FUND(R) MAY, EXCEPT WHERE NOTED:

(1) Not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

(2) Not invest in commodities or commodity contracts, including futures contracts, or in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

(3) Not concentrate 25% or more of the value of its assets in any one industry; provided, however, that the Fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit or banker's acceptances issued by U.S. banks and U.S. branches of those foreign banks that the Investment Manager has determined to be subject to the same regulation as U. S. banks, or obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

(4) Not make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(5)   Not issue senior securities as defined in the 1940 Act.

(6) Purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) Borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act presently restricts a Fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies.

Concentration. Concentration is currently determined as investing 25% or more of a Fund's total assets in an industry or group of industries, with certain exceptions. This means that each Fund currently may not purchase securities of any issuer (other than U.S. government securities) if, as a result, 25% or more of its total assets would be invested in the securities of an issuer from a single industry or group of industries. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS.

EACH MUNICIPAL FUND MAY NOT:

(1) purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in the securities of that issuer, except that, with respect to Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, provided no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

(2) Purchase securities of other investment companies, except as permitted by the 1940 Act.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money, except from banks for temporary purposes (but not for the purpose of purchasing investments), and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings. Reverse repurchase agreements entered into by the Fund are permitted within the limitations of this paragraph. No such Fund will purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

(5) Write, purchase or sell puts, calls or combinations thereof, although it may purchase Municipal Securities subject to standby commitments, variable rate demand notes or repurchase agreements in accordance with its investment objective and policies.

(6) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(7)   Issue senior securities as defined in the 1940 Act.

SCHWAB VALUE ADVANTAGE MONEY FUND MAY NOT:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in securities of that issuer.

(2) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(3) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Schwab Fund Family or the Investment Manager beneficially own more than 1/2 of 1% of the securities of such issuer, and together beneficially own more than 5% of the securities of such issuer.

(4) Invest for the purpose of exercising control or management of another issuer.

(5) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. 1

(6)   Write, purchase or sell puts, calls or combinations thereof.

(7) Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

Except with respect to borrowings and investments in illiquid securities, later changes in values do not require a Fund to sell the investment even if it could not then make the same investment.
----------
1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" for an exception to this investment restriction.

                             MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES. The Officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:

                           POSITION WITH     PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH         THE TRUST         AFFILIATIONS
-------------------------------------------------------------------------------

CHARLES R. SCHWAB*         Chairman and      Chairman, Co-Chief Executive
July 29, 1937              Trustee           Officer and Director, The
                                             Charles Schwab Corporation;
                                             Chairman, Chief Executive Officer
                                             and Director, Charles Schwab
                                             Holdings, Inc.; Chairman and
                                             Director, Charles Schwab & Co.,
                                             Inc., Charles Schwab Investment
                                             Management, Inc., The Charles
                                             Schwab Trust Company and Schwab
                                             Retirement Plan Services, Inc.;
                                             Chairman and Director (current
                                             board positions), and Chairman
                                             (officer position) until December
                                             1995, Mayer & Schweitzer, Inc. (a
                                             securities brokerage subsidiary of
                                             The Charles Schwab Corporation);
                                             Director, The Gap, Inc. (a clothing
                                             retailer), Transamerica Corporation
                                             (a financial services
                                             organization), AirTouch
                                             Communications (a
                                             telecommunications company) and
                                             Siebel Systems (a software
                                             company).

STEVEN L. SCHEID*+         President and     President and Executive Vice Chief
June 28, 1953              Trustee           Financial Officer, The Charles
                                             Schwab Corporation; Enterprise
                                             President - Financial Products and
                                             Services and Chief Financial
                                             Officer, Charles Schwab & Co.,
                                             Inc.; Chief Executive Officer,
                                             Chief Financial Officer and
                                             Director, Charles Schwab Investment
                                             Management, Inc. From 1994 to 1996,
                                             Mr. Scheid was Executive Vice
                                             President of Finance for First
                                             Interstate Bancorp and Principal
                                             Financial Officer from 1995 to
                                             1996. Prior to 1994, Mr. Scheid was
                                             Chief Financial Officer, First
                                             Interstate Bank of Texas.

DONALD F. DORWARD          Trustee           Executive Vice President and
                                             Managing

----------
* This trustee is an "interested person" of the trust.

+ Effective August 18, 1998, Mr. Scheid was elected as President and Trustee.

September 23, 1931                           Director, Grey Advertising. From
                                             1990 to 1996, Mr. Dorward was
                                             President and Chief Executive
                                             Officer, Dorward & Associates
                                             (advertising and marketing/
                                             consulting firm).

ROBERT G. HOLMES           Trustee           Chairman, Chief Executive
May 15, 1931                                 Officer and Director, Semloh
                                             Financial, Inc. (international
                                             financial services and
                                             investment advisory firm).

DONALD R. STEPHENS         Trustee           Managing Partner, D.R. Stephens
June 28, 1938                                & Company (Investments) and
                                             Chairman and Chief Executive
                                             Officer of North American Trust
                                             (real estate investment trust).

MICHAEL W. WILSEY          Trustee           Chairman, Chief Executive
August 18, 1943                              Officer and Director, Wilsey
                                             Bennett, Inc. (truck and air
                                             transportation, real estate
                                             investment, management, and
                                             investments).

TAI-CHIN TUNG              Treasurer and     Vice President, Treasurer and
March 7, 1951              Principal         Controller, Charles Schwab
                           Financial Officer Investment Management, Inc.
                                             From 1994 to 1996, Ms. Tung was
                                             Controller for Robertson
                                             Stephens Investment Management,
                                             Inc.  From 1993 to 1994, she was
                                             Vice President of Fund
                                             Accounting, Capital Research and
                                             Management Co.

WILLIAM J. KLIPP*          Executive Vice    Executive Vice President,
December 9, 1955           President, Chief  SchwabFunds(R), Charles Schwab &
                           Operating         Co., Inc.; President and Chief
                           Officer and       Operating Officer, Charles
                           Trustee           Schwab Investment Management,
                                             Inc.

STEPHEN B. WARD            Senior Vice       Senior Vice President and Chief
April 5, 1955              President and     Investment Officer, Charles
                           Chief Investment  Schwab Investment Management,
                           Officer           Inc.

FRANCES COLE               Secretary         Senior Vice President, Chief
September 9, 1955                            Counsel and Assistant Corporate
                                             Secretary, Charles Schwab
                                             Investment Management, Inc.

------
* This trustee is an "interested person" of the trust.

Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust, for Schwab Capital Trust, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.


                               COMPENSATION TABLE 1

                                           Pension or
                                           Retirement
                                           Benefits        Estimated
                                           Accrued as      Annual
                             Aggregate     Part of Fund    Benefits Upon  Total
Name of Person,              Compensation  Expenses from   Retirement     Compensation
Position                     from the      the Fund        from the Fund  from the
                             Trust         Complex 2       Complex 2      Fund Complex 2
-------------------------------------------------------------------------------
Charles R. Schwab,                 0         N/A                N/A               0
Chairman and Trustee

Timothy F                          0         N/A                N/A               0
McCarthy,
President and
Trustee 3

Tom D. Seip,                       0         N/A                N/A               0
President and
Trustee 4

William J. Klipp,                  0         N/A                N/A               0
Executive Vice
President, Chief
Operating Officer
and Trustee

Donald F. Dorward,           $51,500         N/A                N/A         $93,450
Trustee

Robert G. Holmes,            $51,500         N/A                N/A         $93,450
Trustee

Donald R. Stephens,          $51,500         N/A                N/A         $93,450
Trustee

Michael W. Wilsey,           $51,500         N/A                N/A         $93,450
Trustee

1  Information is as of the Trust's fiscal year ended December 31, 1997.

2  "Fund Complex" comprises all 31 funds of the Trust, Schwab Investments,
    Schwab Capital Trust and Schwab Annuity Portfolios, as of December 31,
    1997.

3  Mr. McCarthy served as President and Trustee until November 24, 1997.

4  Mr. Seip began serving as President and Trustee on November 24, 1997.

                       TRUSTEE DEFERRED COMPENSATION PLAN

Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

As of the date of this SAI, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. If an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account, as of any date, will be equal to the value the Account would have had as of that date, if the amounts credited to the Account had been invested and reinvested in the securities of the Schwab Fund or Funds selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds(R) include the series or classes of beneficial interest of the Trust, Schwab Investments and Schwab Capital Trust.

Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds.

                               INVESTMENT MANAGER

The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each Fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds, a family of 34 mutual funds with over $62 billion in net assets as of March 31, 1998. The Investment Manager is an affiliate of Schwab; the Trust's distributor and the shareholder services and transfer agent.

The Advisory Agreement will continue in effect for one-year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority of the Fund's shareholders. In either event, the continuance also must be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the Fund's shareholders and will terminate automatically upon assignment.

Pursuant to the Advisory Agreement dated May 1, 1997, as may be amended form time to time, the Investment Manager is entitled to receive from Municipal Money Fund a graduated annual fee payable monthly, of 0.46% or the Fund's average daily net assets over $1 billion, 0.41 % of such assets over $1 billion but not in excess of $2 billion, 0.40% of such assets over $2 billion.

For the fiscal years ended December 31, 1995, 1996 and 1997 Schwab Municipal Money Fund paid investment and advisory fees of $6,465,000 (fees were reduced by 7,229,000); $8,034,000 (fees were reduced by $8,734,000) and $9,331,000 (fees were reduced by $10,977,000).

Pursuant to the Advisory Agreement dated June 15, 1994, as may be amended from time to time, the Investment Manager is entitled to receive from Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, a graduated annual fee, payable monthly, of 0.46% of each Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion and 0.40% of such net assets over $2 billion.

For the fiscal years ended December 31, 1995, 1996 and 1997 Schwab California Municipal Money Fund paid investment and advisory fees of $2,748,000 (fees were reduced by $3,697,000); $3,737,000 (fees were reduced by $4,819,000); and
$4,824,000 (fees were reduced by $6,548,000).

For the period of February 27, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997 Schwab New York Municipal Money Fund paid investment and advisory fees of $464,000 (fees reduced by $277,000); $535,000 (fees were reduced by $696,000) and $675,000 (fees were reduced by $1,192,000).

Pursuant to the Advisory Agreement June 15, 1994, as may be amended from time to time, the Investment Manager is entitled to receive from Schwab Value Advantage Money Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.45% of such net assets over $1 billion but not in excess of $3 billion, 0.40% of such net assets over $3 billion but not in excess of $10 billion, 0.37% of such net assets over $10 billion but not in excess of $20 billion and 0.34% of such net assets over $20 billion.

For the fiscal years ended December 31, 1995, 1996 and 1997 Schwab Value Advantage Money Fund paid investment and advisory fees of $15,877,000 (fees were reduced by $7,922,000); $30,667,000 (fees were reduced by $6,081,000) and
$23,972,000 (fees were reduced by $27,753,000).

The Investment Manager and Schwab have voluntarily agreed to limit, or reimburse, if necessary, a Fund's total operating expenses to 0.66%, 65% and 69% of its average daily net assets for the Sweep Investments for Municipal Money Fund, California Municipal Money Fund and New York Municipal Money Fund and 0.45%, 0.45% and 0.40% for the Value Advantage Investment Municipal Money Fund, California Municipal Money Fund and Value Advantage Money Fund.

                                    EXPENSES

The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value per share
(NAV); registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute or any similar organization. The Trust's expenses generally are allocated among the Funds on the basis of relative net assets at the time the expense is incurred, except that expenses directly attributable to a particular Fund or class of a Fund are charged to that Fund or class, respectively.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of each Fund's shares. Each Fund pays the cost of its prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT

PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

PFPC, Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.


                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

The Trust's independent accountants, Price Waterhouse LLP, 555 California Street, San Francisco CA 94104 audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and the Funds' federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Each Fund's financial statements and financial highlights for the fiscal year ended December 31, 1997, are included in each Fund's Annual Report, which are separate reports supplied with this SAI. Each Fund's financial statements and financial highlights are incorporated herein by reference. Shareholders will be sent audited annual and unaudited semi-annual financial statements.


                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of the Funds in relation to movements in the general level of interest rates; invest money obtained from the sale of Fund shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of a Fund depending upon management's ability to correctly time and execute them.

The Investment Manager, in effecting purchases and sales of portfolio securities for the account of a Fund, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager generally will select brokers and dealers for a Fund primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

The Trust expects that purchases and sales of portfolio securities usually will be principal transactions. Securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The investment decisions for each Fund are reached independently from those for other accounts managed by the Investment Manager. Such other accounts may also make investments in instruments or securities at the same time as a Fund. When two or more accounts managed by the Investment Manager have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for a Fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the Investment Manager outweigh any disadvantages that may arise from exposure to simultaneous transactions.

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, each Fund's portfolio turnover rate for reporting purposes is expected to be zero.

                             DISTRIBUTIONS AND TAXES

                                  DISTRIBUTIONS

On each day that the NAV of a Fund is determined ("Business Day"), that Fund's net investment income will be declared as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern time) as a daily dividend to shareholders of record. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends normally will be reinvested monthly in shares of the Fund at the NAV on the 15th day of each month, if a Business Day, otherwise on the next Business Day except for December when the dividend is reinvested on the last business day of the month. If cash payment is requested, checks normally will be mailed on the Business Day following the reinvestment date. Each Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within seven days.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that Fund. If a Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward. It is not anticipated that the Fund will realize any long-term capital gains. Expenses of the Trust are accrued each day. Should the NAV of a Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and any unrealized gains and losses could affect the amount of the Fund's distributions.

                              FEDERAL INCOME TAXES

It is each Fund's policy to qualify for taxation as a "regulated Investment Company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

In order to qualify as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in certain hedging transactions and may limit the range of its investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, each Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exception), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) substantially all of its (i) ordinary income for such year; and (ii) capital gain net income for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by a Fund in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The Funds do not expect to realize any long-term capital gain. However, any distributions of long-term capital gain will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held the Funds' shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, the loss will be treated as a long-term capital loss to the extent the shareholder received a capital gain dividend on the shares.

Each Fund may engage in investment techniques that may alter the timing and character of its income. Each Fund may be restricted in its use of these techniques by rules relating to its qualification as regulated investment companies.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Funds also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

                ADDITIONAL CONSIDERATIONS FOR MUNICIPAL FUNDS

The Municipal Funds will each distribute all of their net investment income (including net short-term capital gain) to their respective shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT and the environmental tax may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the Funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") or facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facilities financed from the proceeds of such bonds.

                             SHARE PRICE CALCULATION

Each Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a Fund's investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable NAV of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the NAV calculated by reference to market values and a Fund's NAV of $1.00, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

If a Fund's NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the NAV at $1.00.

                        HOW THE FUNDS REPORT PERFORMANCE

The historical performance of the Funds may be shown in the form of total return, yield and effective yield. These measures of performance are described below.


                                  TOTAL RETURN

Standardized Total Return. Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, each Fund assumes the reinvestment of all distributions at NAV on applicable reinvestment dates.

Nonstandardized Total Return. Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

In addition, an after-tax total return for a Fund may be calculated by taking the Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of the Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

Each Fund also may report the percentage of the Fund's standardized or non-standardized total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates before redemption of Fund shares). This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

Each Fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

                                      YIELD

A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated in each seven-day period over an annual period, and is shown as a percentage of the investment.

                                 EFFECTIVE YIELD

A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                              TAX-EQUIVALENT YIELD

The tax-equivalent yield for the Funds is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. (Tax equivalent yields assume the payment of federal income taxes at a rate of 39.6% and California income taxes at a rate of 45.22% and New York income taxes at a rate of 46.43%.)

Yields are one basis upon which investors may compare the Funds with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund actually will yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

                               GENERAL INFORMATION

The Trust is an open-end investment management company organized as a Massachusetts business trust on October 20, 1989. Currently, there are thirteen Funds of the Trust: Schwab Money Market Fund, Schwab Government Money Fund, Schwab Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Value Advantage Money Fund(R), Schwab Institutional Advantage Money Fund(R), Schwab Retirement Money Fund(R), Schwab New York Municipal Money Fund, Schwab California Municipal Money Fund, Schwab Government Cash Reserves, Schwab Pennsylvania Municipal Money Fund, Schwab New Jersey Municipal Money Fund and Schwab Florida Municipal Money Fund. The Declaration of Trust permits the Trustees to create additional Funds. There is a remote possibility that one Fund might become liable for a misstatement in the prospectus or SAI about another Fund. The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees, if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determination of whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of the Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 1998, Igal Lichtman and Michal Lichtman, Livingston, NJ as joint tenants directly or beneficially owned 5.77% of Schwab Value Advantage Money Fund(R) - Investor shares. James M. McCormick and Marsha E. McCormack, New Rochelle, NY as joint tenants directly or beneficially owned 5.24% of Schwab New York Municipal Money Fund - Value Advantage Shares(TM).

In addition, as of April 17, 1998, the officers and Trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.

                        PURCHASE AND REDEMPTION OF SHARES

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of a Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash.

                                OTHER INFORMATION

The Prospectus and SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and the SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and SAI form a part, each such statement being qualified in all respects by such reference.

THIS SAI DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                 APPENDIX - RATINGS OF INVESTMENT SECURITIES

      Lower-quality debt securities are sometimes referred to as "junk bonds," and are considered more speculative and subject to greater risk. Some junk bonds already may be in default, i.e., failed to meet their interest and/or principal payment obligations. From time to time, each Fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

      Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa-rated bonds, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protection, fluctuations of protective elements may be of greater amplitude or there may be other factors present that make them appear to be subject to somewhat greater long-term risks. A-rated bonds are considered as upper-medium grade obligations as they possess many favorable investment attributes. Bonds designated Baa are considered medium grade in that they are not highly protected nor poorly secured. Interest payments and principal security appear to be adequate at the present, but they may lack certain protective elements or be characteristically unreliable over any great length of time. Baa bonds do not have any outstanding investment characteristics and do have speculative characteristics.

                          STANDARD & POOR'S CORPORATION

      AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree. A ratings are given to debt that has a strong capacity to pay interest and repay principal but is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than higher-rated debt. BBB debt indicates the issuer is regarded by S&P as having an adequate capacity to pay interest and repay principal. These securities appear to have adequate protection, however adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher categories.
                         DUFF & PHELPS CREDIT RATING CO.

      Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions. An A rating indicates that the protection factors are average but adequate. The risk factors, however, are more variable and greater in periods of economic stress. BBB-rated debt has protection factors that are below average but still sufficient for prudent investment. There is considerable variability in the risk of BBB-rated debt during economic cycles.

                                   FITCH IBCA

      AAA is the highest rating Fitch assigns to bonds, and indicates the obligor's exceptionally strong ability to pay interest and repay principal. Bonds that Fitch considers of very high credit quality, and the obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA, is rated

AA. An A rating is given to show high credit quality and the issuer's ability to pay interest and repay principal is strong, but there is more vulnerability to economic conditions and circumstances than higher rated debt. BBB bonds are considered investment grade, where the issuer has adequate ability to pay interest and repay principal. Bonds rated BBB are more susceptible to adverse changes in economic conditions and circumstances, thus these bonds are more likely to fall below investment grade or have the timeliness of their payments impaired.

            SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

      Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

      An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

      Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity normally will be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

      A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

      Duff-1 is the highest commercial paper rating assigned by Duff. Three gradations exist within this rating category: A Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                                   FITCH IBCA

      F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                   COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS
                     AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

      TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second-highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                       STATEMENT OF ADDITIONAL INFORMATION
                       THE CHARLES SCHWAB FAMILY OF FUNDS
                 101 Montgomery Street, San Francisco, CA 94104

                            SCHWAB MONEY MARKET FUND
                          SCHWAB GOVERNMENT MONEY FUND
                         SCHWAB U.S. TREASURY MONEY FUND
                         SCHWAB RETIREMENT MONEY FUND(R)
                 SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R)

                 APRIL 30, 1998, AS AMENDED DECEMBER 2, 1998


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus, dated April 30, 1998 (as may be amended from time to time), for Schwab Money Market Fund (Money Fund), Schwab Government Money Fund (Government Fund) and Schwab U.S. Treasury Money Fund (Treasury
Fund); the Prospectus, dated April 30, 1998 (as may be amended from time to time), for Schwab Retirement Money Fund (Retirement Fund); or the Prospectus, dated April 30, 1998 (as may be amended from time to time), for Schwab Institutional Advantage Money Fund (Institutional Fund).

To obtain a copy of the Prospectus for Money Fund, Government Fund and Treasury Fund, please contact Charles Schwab & Co., Inc. (Schwab) at 800-435-4000, 24 hours a day, or 101 Montgomery Street, San Francisco, California 94104. For the Prospectus for Retirement Fund or Institutional Fund, please call 800-772-4900 or 800-435-4000 or write to the above address. TDD users may contact Schwab at 800-345-2550, 24 hours a day. The Prospectuses also may be available electronically by using our Web address: http://www.schwab.com/schwabfunds.

                                 SCHWABFunds(R)
                                  800-435-4000

                                TABLE OF CONTENTS


INVESTMENT SECURITIES AND RESTRICTIONS..............................   2
MANAGEMENT OF THE TRUST.............................................   8
PORTFOLIO TRANSACTIONS AND TURNOVER.................................  14
DISTRIBUTIONS AND TAXES.............................................  15
SHARE PRICE CALCULATION.............................................  16
HOW THE FUNDS REPORT PERFORMANCE....................................  17
GENERAL INFORMATION.................................................  18
PURCHASE AND REDEMPTION OF SHARES...................................  20
OTHER INFORMATION...................................................  20
APPENDIX - RATINGS OF INVESTMENT SECURITIES.........................  21

                     INVESTMENT SECURITIES AND RESTRICTIONS

The following investment securities, risks and restrictions supplement those set forth in the Funds' prospectuses and may be changed without shareholder approval unless otherwise noted. Also, policies and restrictions that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a Fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and restrictions. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7, unless otherwise noted. Not all securities discussed below are eligible investments for each Fund. A Fund will invest in securities that are intended to help achieve its investment objective.

FOREIGN SECURITIES. Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Before investing in Eurodollar certificates of deposit, a Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the upcoming conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). Exchange rates between the U.S. dollar and the local currencies involved in the conversion may become more volatile as the conversion date of January 1, 1999 approaches. There also may be increased volatility in the exchange rates for currencies of other European countries. After January 3, 1999, the euro will be the official currency of the EMU, the rate of exchange will have been set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories will price, trade and settle in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift away from European countries, thereby making the European market less liquid. While each Fund's investments are U.S. dollar denominated, these factors could affect the value of a Fund's investments and/or increase its expenses. While the Investment Manager is taking steps to minimize the impact of the conversion on the Funds, it is not possible to know precisely what impact the conversion will have on the Funds, if any, nor is it possible to eliminate the risks completely.

RESTRICTED SECURITIES. Commercial Paper and other securities are issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and resold to qualified institutional buyers under Securities Act Rule 144A ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper.
Section 4(2) paper generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment and not for public distribution. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors, such as the Funds, through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper sold and offered under Rule 144A will continue to develop, Charles Schwab Investment Management, Inc. (the "Investment Manager"), pursuant to guidelines approved by the Board of Trustees, will carefully monitor a Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.

ASSET-BACKED SECURITIES. Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Based on the primary characteristics of the various types of asset-backed securities, for purposes of a Fund's concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets. A Fund will limit its investments in each such industry to not more than 25% of its total assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

ILLIQUID SECURITIES. Investments that cannot be sold or disposed of in the normal course of business within seven days at their approximate value will be considered illiquid. The Investment Manager determines the liquidity of a Fund's investments under the supervision and direction of the Board of Trustees. Investments currently considered illiquid include repurchase agreements not maturing within seven days, some restricted securities and municipal lease obligations.

LENDING. Loans of portfolio securities made by a Fund will be fully collateralized with U.S. government securities, letters of credit, cash and cash-equivalents, and will be marked to market daily.

CERTIFICATES OF DEPOSIT AND BANKER'S ACCEPTANCES. Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A Fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

PROMISSORY NOTES. Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

COMMERCIAL PAPER. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

REPURCHASE AGREEMENTS. Repurchase agreements involve a Fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be collateralized by First Tier Securities. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7.

CONCENTRATION. Based on the primary characteristics of non-U.S. (foreign) banks, the Funds have identified each foreign country as a separate bank industry for purposes of a Fund's concentration policy. A Fund will limit its investments in securities issued by foreign banks in each country to no more than 25% of total assets.

QUALITY AND MATURITY. Each Fund will only purchase securities that present minimal credit risks and which are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). 1 An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less (12 months or less in the case of Money Fund and Government Fund): (a) that is rated by the requisite nationally recognized statistical rating organizations ("NRSROs") designated by the Securities and Exchange Commission (the "SEC"), in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less (12 months or less in the case of Money Fund and Government Fund), and (a) whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security; or (b) that has long-term ratings from the requisite NRSROs that are in one of the two highest categories; or

(3) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risks.

A First Tier Security is an Eligible Security that carries (or other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), that has been determined by the Investment Manager pursuant to guidelines adopted by the Board of Trustees to be of comparable quality to such a security, that is a money market mutual fund security or that is a U.S. government security. A Second Tier Security is any other Eligible Security.

Each Fund's holdings of Second Tier Securities will not exceed 5% of its assets, with investments in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1 million.

----------

1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" for an exception to this investment restriction.

Money Fund and Government Fund are limited to purchasing securities with a remaining maturity of 12 months or less. For this purpose only, Money Fund and Government Fund will calculate maturity from the security's settlement date. At all times, Money Fund and Government Fund will not purchase a security with a remaining maturity in excess of the limits of Rule 2a-7 under the 1940 Act.

EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY.

MONEY FUND, GOVERNMENT FUND, RETIREMENT FUND AND INSTITUTIONAL FUND MAY NOT:

(1) Purchase securities or make investments other than in accordance with its investment objectives and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in the securities of such issuer.

(3) Purchase, in the aggregate with all other Schwab Money Funds, more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance its investment objective and policies.

(5) Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) that, with their predecessors, have a record of less than three years of continuous operation.

(6) Enter into repurchase agreements if, as a result thereof, more than 10% its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than 7-days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended). Each Fund will invest no more than 10% of its net assets in illiquid securities.

(7) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended).

(8) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager or the Sub-Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

(9) Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest for the purpose of exercising control or management of another issuer.

(11) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. 1

(12) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies) except that Retirement Fund and Institutional Fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors; and (2) lend its portfolio securities.

(13) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. The Fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. Any borrowings by Money Fund or Government Fund will not be collateralized. If for any reason the current value of the total net assets of any Fund falls below an amount equal to three times the amount of indebtedness from money borrowed, such Fund will, within three business days, reduce its indebtedness to the extent necessary.

(14) Write, purchase or sell puts, calls or combinations thereof.

(15) Make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(16) Invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(17) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(18) Issue senior securities as defined in the 1940 Act.

For purposes of restriction (3), the following Funds constitute the Schwab Money
Funds: Money Fund, Government Fund, Retirement Fund, and Institutional Fund. For purposes or restriction (7), commercial paper shall include any promissory notes issued under Section 4(2).

TREASURY FUND MAY NOT:

(1) Purchase securities other than obligations issued by the U.S. Treasury and securities backed by the "full faith and credit" guarantee of the U.S. Government that mature in 397 days or less. 1

(2) Make loans to others (except through the purchase of debt obligations).

(3) Issue senior securities as defined in the 1940 Act.

(4) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(5) Invest in commodities or in real estate.

(6) Invest for the purpose of exercising control over management of another company.

----------
1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" for an exception to this investment restriction.

(7) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of the Fund's total assets in order to meet redemption requests without immediately selling any portfolio securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 33% of the Fund's net assets to secure borrowings. The Fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. If for any reason the current value of the total net assets of the Fund falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary.

THE FOLLOWING RESTRICTIONS ARE NON-FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES. TREASURY FUND MAY NOT:

(1) Invest more than 10% of its net assets in securities which are not readily marketable, including securities which are restricted as to disposition; or

(2) Engage in short sales, except for short sales against the box.

Except with respect to borrowing and investments in illiquid securities, later changes in values do not require a Fund to sell the investment even if it could not then make the same investment.

                             MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES. The Officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:


                           POSITION WITH     PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH         THE TRUST         AFFILIATIONS
-------------------------------------------------------------------------------
CHARLES R. SCHWAB*         Chairman and      Chairman, Co-Chief Executive
July 29, 1937              Trustee           Officer and Director, The
                                             Charles Schwab Corporation;
                                             Chairman, Chief Executive Officer
                                             and Director, Charles Schwab
                                             Holdings, Inc.; Chairman and
                                             Director, Charles Schwab & Co.,
                                             Inc., Charles Schwab Investment
                                             Management, Inc., The Charles
                                             Schwab Trust Company and Schwab
                                             Retirement Plan Services, Inc.;
                                             Chairman and Director (current
                                             board positions), and Chairman
                                             (officer position) until December
                                             1995, Mayer & Schweitzer, Inc. (a
                                             securities brokerage subsidiary of
                                             The Charles Schwab Corporation);
                                             Director, The Gap, Inc. (a clothing
                                             retailer), Transamerica Corporation
                                             (a financial services
                                             organization), AirTouch
                                             Communications (a
                                             telecommunications company) and
                                             Siebel Systems (a software
                                             company).

STEVEN L. SCHEID*+         President and     Executive Vice President and
June 28, 1953              Trustee           Chief Financial Officer, The
                                             Charles Schwab Corporation;
                                             Enterprise President - Financial
                                             Products and Services and Chief
                                             Financial Officer, Charles Schwab &
                                             Co., Inc.; Chief Executive Officer,
                                             Chief Financial Officer and
                                             Director, Charles Schwab Investment
                                             Management, Inc. From 1994 to 1996,
                                             Mr. Scheid was Executive Vice
                                             President of Finance for First
                                             Interstate Bancorp and Principal
                                             Financial Officer from 1995 to
                                             1996. Prior to 1994, Mr. Scheid was
                                             Chief Financial Officer, First
                                             Interstate Bank of Texas.

----------

*    This trustee is an "interested person" of the trust.

+    Effective August 18, 1998, Mr. Scheid was elected as President and Trustee.

DONALD F. DORWARD          Trustee           Executive Vice President and
September 23, 1931                           Managing Director, Grey
                                             Advertising.  From 1990 to 1996,
                                             Mr. Dorward was President and
                                             Chief Executive Officer, Dorward
                                             & Associates (advertising and
                                             marketing/consulting firm).

ROBERT G. HOLMES           Trustee           Chairman, Chief Executive
May 15, 1931                                 Officer and Director, Semloh
                                             Financial, Inc. (international
                                             financial services and
                                             investment advisory firm).

DONALD R. STEPHENS         Trustee           Managing Partner, D.R. Stephens
June 28, 1938                                & Company (Investments) and
                                             Chairman and Chief Executive
                                             Officer of North American Trust
                                             (real estate investment trust).

MICHAEL W. WILSEY          Trustee           Chairman, Chief Executive
August 18, 1943                              Officer and Director, Wilsey
                                             Bennett, Inc. (truck and air
                                             transportation, real estate
                                             investment, management, and
                                             investments).

TAI-CHIN TUNG              Treasurer and     Vice President, Treasurer and
March 7, 1951              Principal         Controller, Charles Schwab
                           Financial Officer Investment Management, Inc.
                                             From 1994 to 1996, Ms. Tung was
                                             Controller for Robertson
                                             Stephens Investment Management,
                                             Inc.  From 1993 to 1994, she was
                                             Vice President of Fund
                                             Accounting, Capital Research and
                                             Management Co.

WILLIAM J. KLIPP*          Executive Vice    Executive Vice President,
December 9, 1955           President, Chief  SchwabFunds(R), Charles Schwab &
                           Operating         Co., Inc.; President and Chief
                           Officer and       Operating Officer, Charles
                           Trustee           Schwab Investment Management,
                                             Inc.

STEPHEN B. WARD            Senior Vice       Senior Vice President and Chief
April 5, 1955              President and     Investment Officer, Charles
                           Chief Investment  Schwab Investment Management,
                           Officer           Inc.

----------

*    This trustee is an "interested person" of the trust.

FRANCES COLE               Secretary         Senior Vice President, Chief
September 9, 1955                            Counsel and Assistant Corporate
                                             Secretary, Charles Schwab
                                             Investment Management, Inc.


   Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust, for Schwab Capital Trust, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                               COMPENSATION TABLE 1

                                           Pension or
                                           Retirement
                                           Benefits        Estimated
                                           Accrued as      Annual         Total
                             Aggregate     Part of Fund    Benefits Upon  Compensation
Name of Person,              Compensation  Expenses from   Retirement     from the
Position                     from the      the Fund        from the Fund  Fund Complex 2
                             Trust         Complex 2       Complex 2
-------------------------------------------------------------------------------
Charles R. Schwab,              0            N/A            N/A               0
Chairman and Trustee

Timothy F                       0            N/A            N/A               0
McCarthy,
President and
Trustee 3

Tom D. Seip,                    0            N/A            N/A               0
President and
Trustee 4

William J. Klipp,               0            N/A            N/A               0
Executive Vice
President, Chief
Operating Officer
and Trustee

Donald F. Dorward,            $51,500        N/A            N/A            $93,450
Trustee

Robert G. Holmes,             $51,500        N/A            N/A            $93,450
Trustee

Donald R. Stephens,           $51,500        N/A            N/A            $93,450
Trustee

Michael W. Wilsey,            $51,500        N/A            N/A            $93,450
Trustee


1. Information is as of the Trust's fiscal year ended December 31, 1997.

2. "Fund Complex" comprises all 31 funds of the Trust, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios.

3. Mr. McCarthy served as President and Trustee of the Trust until November 24, 1997.

4. Mr. Seip began serving as President and Trustee of the Trust on November 24, 1997

                       TRUSTEE DEFERRED COMPENSATION PLAN

Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

As of the date of this SAI, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. If an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account, as of any date, will be equal to the value the Account would have had as of that date, if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, Schwab Investments and Schwab Capital Trust.

Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER

The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to two separate yet otherwise substantially similar Investment Advisory and Administration Agreements (the "Advisory Agreements") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds(R), a family of 34 mutual funds with over $62 billion in assets as of March 31, 1998. The Investment Manager is an affiliate of Schwab; the Trust's distributor; and shareholder services and transfer agent.

Each Advisory Agreement will continue in effect for one-year terms for each Fund to which it relates, subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

Pursuant to an Advisory Agreement dated May 1, 1997, as may be amended from time to time, the Investment Manager is entitled to receive from Money Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.45% of net assets over $1 billion but not in excess of $3 billion, 0.40% of net assets over $3 billion but not in excess of $10 billion, 0.37% of net assets over $10 billion but not in excess of $20 billion and 0.34% of net assets over $20 billion.

For fiscal years ended December 31, 1995, 1996, and 1997 Money Fund paid investment and advisory fees of $36,652,000 (fees were reduced by $15,603,000); $46,270,000 (fees were reduced by $19,250,000); and $55,434,000 (fees were reduced by $23,541,000).

Pursuant to an Advisory Agreement dated May 1, 1997, as may be amended from time to time, the Investment Manager is entitled to receive from Government Fund a graduated annual fee, payable monthly, of 0.46% of the average daily net assets of the Fund's not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion.

For fiscal years ended December 31, 1995, 1996 and 1997 Government Fund paid investment and advisory fees of $1,901,000 (fees were reduced by $2,777,000); $5,671,000 (fees were reduced by $2,847,000); and $5,471,000 (fees were reduced by $3,208,000).

Pursuant to an Advisory Agreement dated June 15, 1994, as may be amended from time to time, the Investment Manager is entitled to receive an annual fee, payable monthly, of 0.46% of Treasury Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion.

For fiscal years ended December 31, 1995, 1996 and 1997, Treasury Fund paid, respectively investment and advisory fees of $2,748,000 (fees were reduced by $2,674,000; $2,420,000 (fees were reduced by $3,302,000) and $2,674,000 (fees were reduced by $4,184,000).

Pursuant to an Advisory Agreement dated June 15, 1994, the Investment Manager is entitled to receive from Retirement Fund and Institutional Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.45% of net assets over $1 billion but not in excess of $3 billion, 0.40% of net assets over $3 billion but not in excess of $10 billion, 0.37% of net assets over $10 billion but not in excess of $20 billion and 0.34% of net assets over $20 billion.

For fiscal years ended December 31, 1995, 1996, and 1997 Retirement Fund paid investment and advisory fees of $338,000 (fees were reduced by $16,000); $494,000 (fees were reduced by $22,000); and $557,000 (fees were reduced by $114,000).

For fiscal years ended December 31, 1995, 1996 and 1997 Institutional Fund paid investment and advisory fees of $202,000 (fees were reduced by $162,000); $292,000 (fees were reduced by $225,000); and $388,000 (fees were reduced by $768,000).

The Investment Manager and Schwab have guaranteed that, through at least April 30, 1999, Money Fund, Government Fund, Treasury Fund, Retirement Fund and Institutional Fund will not exceed 0.75%, 0.75%, 0.65%, 0.73% and 0.50% of each Fund's average daily net assets, respectively.

                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent accountants, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute or any similar organization. The Trust's expenses generally are allocated among the Funds on the basis of relative net assets at the time the expense is incurred, except that expenses directly attributable to a particular Fund or class of a Fund are charged to that Fund or class, respectively.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreements.

                          CUSTODIAN AND FUND ACCOUNTANT

PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

PFPC, Inc., at 400 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Each Fund's financial statements and financial highlights for the fiscal year ended December 31, 1997, are included in each Fund's Annual Report, which are separate reports supplied with the SAI. Each Fund's financial statements and financial highlights are incorporated herein by reference. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco CA 94104.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates; invest money obtained from the sale of Fund shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of a Fund depending upon management's ability to correctly time and execute them.

The Investment Manager, in effecting purchases and sales of portfolio securities for the account of each Fund, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager will generally select brokers and dealers for the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

The Trust expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The investment decisions for each Fund are reached independently from those of other accounts managed by the Investment Manager. Such other accounts may also make investments in instruments or securities at the same time as a Fund. When two or more accounts managed by the Investment Manager have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for Fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the Investment Manager outweigh any disadvantages that may arise from exposure to simultaneous transactions.

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, each Fund's portfolio turnover rate for reporting purposes is expected to be zero.

                             DISTRIBUTIONS AND TAXES

                                  DISTRIBUTIONS

On each day that the net asset value per share of a Fund is determined ("Business Day"), such Fund's net investment income will be declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. In the case of Institutional Fund, for shareholders satisfying certain conditions, investment income will be declared as a daily dividend to shareholders of record as of that day's calculation of net asset value. Conditions which must be met in order to receive a dividend for the day on which the order is received be the Transfer Agent or its authorized agent are: (1) a minimum investment of $100,000; (2) receipt by Schwab or the Charles Schwab Trust company before 1:30 p.m. Eastern Time; and (3) payment in immediately available funds. Shareholders will receive dividends in additional shares unless they elect to receive cash. For each Fund, dividends will normally be reinvested monthly in shares of the Fund at the net asset value on the 15th day of each month, if a Business Day, otherwise on the next Business Day except in December when dividends are re-invested on the last business of December. If cash payment is requested, checks will normally be mailed on the Business Day following the reinvestment date. Each Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that Fund. If a Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward. It is not anticipated that a Fund will realize any long-term capital gains. Expenses of the Trust are accrued each day. Should the net asset value of a Fund deviate significantly from market value, the Board of Trustees could decide to value per share the investments at market value and any unrealized gains and losses could affect the amount of the Fund's distributions.

                              FEDERAL INCOME TAXES

It is each Fund's policy to qualify for taxation as a "regulated Investment Company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) diversify its holdings so that at the end of each quarter of its taxable year
(i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and
(b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) substantially all of its (i) ordinary income for such year; and (ii) capital gain net income for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The Funds do not expect to realize any long-term capital gain. However, any distributions of long-term capital gain will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held the Fund's shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, the loss will be treated as a long-term capital loss to the extent the shareholder received a capital gain dividend on the shares.

The Funds may engage in investment techniques that may alter the timing and character of the Funds' income. The Funds may be restricted in their use of these techniques by rules relating to their qualification as regulated investment companies.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

                             SHARE PRICE CALCULATION

Each Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a Fund's investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                        HOW THE FUNDS REPORT PERFORMANCE

The historical performance of a Fund may be shown in the form of total return, and yield, effective yield. These measures of performance are described below.

                                  TOTAL RETURN

Standardized Total Return. Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

Nonstandardized Total Return. Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

In addition, an after-tax total return for each Fund may be calculated by taking that Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of each Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

Each Fund may also report the percentage of that Fund's standardized or non-standardized total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates before redemption of Fund shares). This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

              From Commencement of Operations to December 31, 1997

                                       1 Year   5 Year    Since        Cumulative
                        Commencement   Total    Total     Commencement Total
                        Of Operations  Return   Return                 Return
Money Fund              1/26/90         5.04%      4.34%      4.79%      45.01%

              From Commencement of Operations to December 31, 1997

                                       1 Year   5 Year    Since        Cumulative
                        Commencement   Total    Total     Commencement Total
                        Of Operations  Return   Return                 Return
Government Fund         1/26/90         4.95%      4.28%      4.73%      44.30%

Treasury Fund           11/6/91         4.85%      4.18%      4.03%      27.54%

Retirement Fund         3/2/94          5.07%       N/A       4.88%      20.06%

Institutional Fund      1/4/94          5.31%       N/A       5.00%      21.51%

                                      YIELD

A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 7-day period. This net investment income is then annualized, which means that the net investment income generated during the 7-day period is assumed to be generated in each 7-day period over an annual period, and is shown as a percentage of the investment.

                                 EFFECTIVE YIELD

A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                               GENERAL INFORMATION

The Trust is an open-end investment management company organized as a Massachusetts business trust on October 20, 1989. Currently, there are 13 Funds of the Trust: Schwab Money Market Fund, Schwab Government Money Fund, Schwab Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Value Advantage Money Fund(R), Schwab Institutional Advantage Money Fund(R), Schwab Retirement Money Fund(R), Schwab New York Municipal Money Fund, Schwab California Municipal Money Fund, Schwab Government Cash Reserves, Schwab Pennsylvania Municipal Money Fund, Schwab New Jersey Municipal Money Fund and Schwab Florida Municipal Money Fund. The Declaration of Trust permits to Trustees to create additional Funds. There is a remote possibility that one Fund might become liable for a misstatement in the prospectus or SAI about another Fund. The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees, if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determination of whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and
(6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of the Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 1998, Schwab One Access Marketing directly or beneficially owned approximately 8.7% of Government Fund. The Charles Schwab Trust Company directly or beneficially owned 67.2% of Retirement Fund and 85.92% of Institutional Fund.

In addition, as of April 1, 1998 the officers and Trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.


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
                        PURCHASE AND REDEMPTION OF SHARES

Each Fund's minimum investment requirements are disclosed in its prospectus. These minimum requirements may be changed at any time and are not applicable to certain types of investors. For all retirement plans, Schwab One(R) and certain other types of accounts, any account credit balance in excess of $1.00 and subsequent amounts of $1.00 on any Business Day will be automatically invested on a daily basis in the Fund selected. The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Trust, Schwab or the Investment Manager. The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash.

                                OTHER INFORMATION

The Fund Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectus.

Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

THIS SAI DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.


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                  APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

An S&P A-1 commercial paper rating indicated a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Credit Rating Co. ("Duff"). Three gradations exist within this rating category: a Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1-rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-two rating indicates a good certainty of timely payment; liquidity factors and company fundamentals are sound and risk factors are small.

                                      IBCA

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.


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
            SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.


              COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS AND DEPOSIT
                          OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.



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